Exhibit 99.5

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF PATINA OIL & GAS CORPORATION
PURSUANT TO 18 U.S.C.ss.1350

1.    I, Thomas J. Edelman, Chief Executive Officer of Patina Oil & Gas Corporation (the “Company”), hereby certify to the best of my knowledge that the accompanying report on Form 10-Q / A for the quarterly period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of that section.

2.    I further certify to the best of my knowledge that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

By:	/s/ THOMAS J. EDELMAN
Name: Thomas J. Edelman Date: October 4, 2002